Long-term Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2013
Long-term Debt and Capital Lease Obligations
NOTE 12	Long-term Debt and Capital Lease Obligations

On February 19, 2013, the Company and its wholly-owned merger subsidiary entered into an Agreement and Plan of Merger (as amended on May 29, 2013, the “Merger Agreement”) with NetSpend, pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, the merger subsidiary merged with and into NetSpend on July 1, 2013, with NetSpend continuing as the surviving corporation and as a wholly-owned subsidiary of TSYS (the “Merger”). Refer to Note 23 for more information about the acquisition.

On April 8, 2013, the Company entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Syndication Agent, Regions Bank and U.S. Bank National Association, as Documentation Agents, and other lenders party thereto, with J.P. Morgan Securities LLC, The Bank of Tokyo Mitsubishi UFJ, Ltd., Regions Capital Markets, and U.S. Bank National Association as joint lead arrangers and joint bookrunners. The Credit Agreement provides for a five-year term loan to the Company in the amount of $200.0 million (the “Term Loan”) and bears interest at LIBOR plus 1.125%, which are subject to adjustment based on changes in the Company’s credit ratings, with margins ranging from 1.00 to 1.75%. As of December 31, 2013, the outstanding balance on the Credit Agreement was $195.0 million.

Concurrently with entering into the Merger Agreement, TSYS obtained commitments for a $1.2 billion 364-day bridge term loan facility from JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd. Thereafter, JPMorgan Chase Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. assigned portions of their commitments to other bridge facility lenders. The Company paid fees associated with the bridge term loan of approximately $5.9 million. The total commitments under the bridge term loan facility were eliminated in May 2013 after the issuance of the Notes described below.

On May 22, 2013, the Company closed its issuance (the “Transaction”) of $550.0 million aggregate principal amount of 2.375% Senior Notes due 2018 and $550.0 million aggregate principal amount of 3.750% Senior Notes due 2023 (collectively, the “Notes”) pursuant to an Underwriting Agreement with J.P. Morgan Securities LLC, as representative of certain underwriters (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase the Notes from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement. The interest on the Notes are payable semiannually. The Company paid fees associated with the issuance of these Notes of approximately $8.9 million and recorded discounts of approximately $4.3 million that are being amortized over the life of the Notes. The Company used the net proceeds of the Transaction to pay a portion of the $1.4 billion purchase price of the Company’s acquisition of NetSpend and related fees and expenses. The Notes were issued pursuant to an Indenture dated as of May 22, 2013 between the Company and Wells Fargo Bank, National Association, as trustee. The Company received a rating from Moody’s of Baa3 and a rating from Standard & Poor’s of BBB+ in connection with the Senior Notes at the time of issuance.

The Notes also contain various affirmative and negative covenants, including those that create limitations on the Company’s:

•	creation of liens;

•	merging or selling assets unless certain conditions are met; and

•	entering into sale/leaseback transactions.

The Notes also contain a provision that requires the Company to repurchase all or any portion of a holder’s Notes, at the holder’s option, if a Change in Control Repurchase Event occurs.

Amendment to Existing Credit Agreement

On September 10, 2012, the Company entered into a credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Bank and U.S. Bank National Association, as Syndication Agents, and the other lenders named therein, with J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Capital Markets and U.S. Bank National Association, as joint lead arrangers and joint bookrunners (the “Existing Credit Agreement”). The Existing Credit Agreement provides for a $350 million five-year unsecured revolving credit facility (which may be increased by up to an additional $350 million under certain circumstances) and includes a $50 million subfacility for the issuance of standby letters of credit and a $50 million subfacility for swingline loans. The Existing Credit Agreement also provides for a $150 million five-year unsecured term loan, which was fully funded on the closing of the Existing Credit Agreement. As of December 31, 2013, the outstanding balance on the Existing Credit Agreement was $138.8 million.

On April 8, 2013, the Company entered into the First Amendment to the Existing Credit Agreement (the “Revolver”) in order to conform certain provisions of the Existing Credit Agreement to the Credit Agreement for the Term Loan. On July 1, 2013, an additional $100 million was used as funding in the NetSpend Merger. As of December 31, 2013, there was no outstanding balance on the Revolver.

On September 10, 2012 and in connection with entering into the credit facilities described above, the Company terminated its existing credit agreement dated as of December 21, 2007 with Bank of America N.A., as Administrative Agent, The Royal Bank of Scotland plc, as Syndication Agent, and the other lenders named therein. That credit agreement provided for a $252 million five-year unsecured revolving credit facility and a $168 million five-year term loan, both of which were scheduled to mature on December 21, 2012. No material early termination penalties were incurred as a result of the termination.

The Credit Agreement for the aforementioned loan provided for a $168 million unsecured five year term loan to the Company and a $252 million five year unsecured revolving credit facility. The principal balance of loans outstanding under the credit facility bears interest at a rate of LIBOR plus an applicable margin of 0.60%. The applicable margin could vary within a range from 0.27% to 0.725% depending on changes in the Company’s corporate credit rating. Interest was paid on the last date of each interest period; however, if the period exceeded three months, interest was paid every three months after the beginning of such interest period. In addition, the Company paid each lender a fee in respect of the amount of such lender’s commitment under the revolving credit facility (regardless of usage), ranging from 0.08% to 0.15% (currently 0.10%) depending on the Company’s corporate credit rating.

The Company was not required to make any scheduled principal payments other than payment of the entire outstanding balance on December 21, 2012. The Company was able to prepay the revolving credit facility and the term loan in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ customary breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Credit Agreement included covenants requiring the Company to maintain certain minimum financial ratios. The Company did not use the revolving credit facility in 2012 or 2011.

TSYS acquired additional mainframe and distributed software licenses to increase capacity as a result of continued increases in transaction volumes. The Company entered into a $20.0 million financing agreement in December 2013 to purchase these additional software licenses. The balance at December 31, 2013 was $20.0 million.

TSYS also acquired additional mainframe software licenses to increase capacity in 2012. The Company entered into an $8.6 million and an $11.9 million financing agreement in June and December 2012, respectively, to purchase these additional software licenses. The balance at December 31, 2013 was $4.6 million and $8.3 million, respectively.

In December 2010, the Company obtained a $39.8 million note payable from a third-party vendor related to financing the purchase of distributed systems software. The note was no longer outstanding at December 31, 2013.

On October 30, 2008, the Company’s International Services segment obtained a credit agreement from a third-party to borrow up to ¥2.0 billion, or approximately $21 million, in a Yen-denominated three-year loan to finance activities in Japan. The rate is LIBOR plus 80 basis points. The Company initially made a draw of ¥1.5 billion, or approximately $15.1 million. In January 2009, the Company made an additional draw down of ¥250 million, or approximately $2.8 million. In April 2009, the Company made an additional draw down of ¥250 million, or approximately $2.5 million. On December 30, 2011, the Company modified its loan to extend the maturity date to November 5, 2014. In December 2013, the Company repaid this loan.

In addition, TSYS maintains an unsecured credit agreement with Columbus Bank and Trust. The credit agreement has a maximum available principal balance of $5.0 million, with interest at prime. TSYS did not use the credit facility during 2013, 2012 or 2011.

Long-term debt as of December 31 consists of:

(in thousands)	2013	2012
$550,000,000 2.375% Senior Notes, due June 1, 2018 (5 year tranche), net of discount	$549,858	—
$550,000,000 3.75% Senior Notes, due June 1, 2023 (10 year tranche), net of discount	546,027	—
LIBOR + 1.125%, unsecured term loan, due April 8, 2018, with quarterly principal and interest payments	195,000	—
LIBOR + 1.125%, unsecured term loan, due September 10, 2017, with quarterly principal and interest payments	138,750	146,250
LIBOR + 0.80%, unsecured term loan, due November 5, 2014, with principal paid at maturity	—	23,236
1.50% note payable, due December 31, 2015, with monthly interest and principal payments	20,000	—
1.50% note payable, due December 31, 2013, with monthly interest and principal payments	—	13,452
1.50% note payable, due January 31, 2016, with monthly interest and principal payments	8,269	11,825
1.50% note payable, due July 31, 2015, with monthly interest and principal payments	4,604	7,457

Total debt	1,462,508	202,220
Less current portion	34,257	27,361

Noncurrent portion of long-term debt	$1,428,251	174,859

Required annual principal payments on long-term debt for the five years subsequent to December 31, 2013 are summarized as follows:

(in thousands)
2014	$34,257
2015	37,030
2016	30,336
2017	125,000
2018	690,000

Capital lease obligations as of December 31 consist of:

(in thousands)	2013	2012
Capital lease obligations	$30,532	30,418
Less current portion	23,032	13,263

Noncurrent portion of capital leases	$7,500	17,155

The future minimum lease payments under capital leases as of December 31, 2013 are summarized as follows:

(in thousands)
2014	$23,424
2015	3,607
2016	2,397
2017	1,461
2018	247

Total minimum lease payments	31,136
Less amount representing interest	604

Principal minimum lease payments	$30,532